Provisions	6 Months Ended
Jun. 30, 2025
Provisions
Provisions

19.Provisions

	As at June 30,	As at December 31,
(in EUR 000)	2025	2024
Provision for constructive obligation	309	672
Other provisions	95	328
Total provisions	404	1,000

The Company has a constructive obligation related to the ongoing replenishment of certain consumable components, based on business practices and customer expectations.

On May 30, 2025, the Company was sued in the U.S. District Court of Delaware by Inspire Medical, Inc. (“Inspire”) for the alleged infringement of 3 Inspire patents (US Patent Nos: 10,898,709, 11,806,526, and 11,850,424). The complaint requests customary remedies for patent infringement, including (i) a judgment that the Company has infringed and is infringing the Inspire Patents, (ii) damages, (iii) attorneys’ fees, (iv) a permanent injunction preventing the Company from infringing the Inspire Patents and (v) costs and expenses. The Company subsequently engaged a counsel to represent the Company in this case. The Company intends to vigorously defend itself against the allegations brought forward in the Inspire complaint.

The Company expects to file a response to Inspire’s complaint by the August 25, 2025, agreed upon deadline.

Given the early stage of this litigation, the Company is unable to predict the likelihood of success of the Inspire claims against the Company or to quantify any risk of loss. Therefore, the Company has not accrued for any potential litigation losses as of June 30, 2025. Legal costs incurred in connection with this matter have been accrued through June 30, 2025, and are recognized in the Research and Development Expense on the line item “Consulting and contractors fees”. The Company will review the status of the litigation each quarter going forward for accrual purposes.